Earnings Conference Call Fourth Quarter 2015 January 26, 2016 – 9:00am CT

2 Forward looking statements and non-GAAP measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2014, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, www.dovercorporation.com, where considerably more information can be found. This document contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or Dover’s earnings release and investor supplement for the fourth quarter and full year 2015, which are available on our website. 2

3 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Q1* Q2 Q3* Q4* Q1 Q2 Q3* Q4* Q4 2015 Performance Adjusted Earnings Per Share* (continuing operations) Q4 Q4/Q4 * Excludes discrete & other tax benefits of $0.01 in Q1 2014, $0.03 in Q3 2014, $0.02 in Q4 2014, $0.05 in Q3 2015 and $0.06 in Q4 2015 (b) See Press Release for free cash flow reconciliation 3 Quarterly Comments 2014 2015  Revenue impacted by weak global macros, FX, and tough oil & gas markets, partially offset by acquisition growth  US activity declined, largely driven by oil & gas markets and tough comps in retail refrigeration. Asian and European activity softened on reduced capex spending  Segment margin impacted by lower volume and acquisition- related costs, partially offset by productivity and the net benefits of prior period restructuring  Bookings decline largely driven by oil & gas exposure and FX  Book-to-bill of 0.96 Note: Q4 2014 includes restructuring and other costs of $0.17; includes restructuring costs of $0.10 in Q1 2015, $0.01 in Q2 2015, $0.05 in Q3 2015 and $0.08 in Q4 2015 Revenue $1.7B -14% $7.0B -10% Adj. EPS (cont.) $0.81 -20% $3.63 -20% Bookings $1.6B -13% $6.8B -12% Seg. Margin 13.3% -150 bps 14.9% -240 bps Adj. Seg. Margin (a) 14.3% -230 bps 15.7% -220 bps Organic Rev. -12% -10% Acq. Growth 2% 4% FCF (b) $274M -29% $795M 1% FY FY/FY (a) Adjusted for $16.5 million of restructuring in Q4 2015 and $55.2 million for FY 2015, and $37.1 million in Q4 2014 and $44.8 million for FY 2014

4 Revenue Q4 2015 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Organic -40% 4% -6% -6% -12% Acquisitions - 3% 5% 1% 2% Currency -1% -6% -5% -2% -4% Total -41% 1% -6% -7% (a) -14% (a) FY 2015 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Organic -34% 3% 1% -8% -10% Acquisitions 9% 1% 2% 1% 4% Currency -1% -6% -5% -2% -4% Total -26% -2% -2% -9% (a) -10% (a) (a) Adjusted for the impact of the disposition of a product line in Refrigeration & Food Equipment in Q4 2015

5 Printing & ID Industrial $339 $357 $352 $316 $227 $251 $357 $321 $406 $365 $0 $200 $400 $600 $800 DE Q3 DE Q4 DES Q3 DES Q4 DF Q3 DF Q4 DRE Q3 DRE Q4 Sequential Results – Q3 2015 → Q4 2015 5 $351 $342 $364 $323 $228 $255 $352 $356 $459 $402 $0 $200 $400 $600 $800 DE Q3 DE Q4 DES Q3 DES Q4 DF Q3 DF Q4 DRE Q3 DRE Q4 Revenue -11% -10%* -12%* -10% +1% +8% +3% -10% Bookings * Adjusted for the impact of the disposition of a product line in Refrigeration & Food Equipment in Q4 2015 * * * *

6 Energy  Revenue decline driven by significantly lower North American oil & gas markets – Middle East markets holding up well – Bearings & Compression’s energy-related markets remain weak on slower OEM build rates  Adjusted margin of 10.8% reflects negative product mix and price pressure, partially offset by the benefits of restructuring  Bookings decline of 41% driven by macro oil & gas trends  Book-to-bill at 0.98 6 Q4 2015 Q4 2014 % Change Revenue $323 $550 -41% Earnings $ 31 $105 -70% Margin 9.7% 19.1% -940 bps Adj. Earnings* $ 35 $111 -68% Adj. Margin* 10.8% 20.2% -940 bps Bookings $316 $535 -41% Revenue by End-Market % of Q4 Revenue Y / Y Growth Drilling & Production 68% -45% Bearings & Compression 21% -23% Automation 11% -41% $ in millions * Q4 2015 and Q4 2014 earnings adjusted for $4M and $6M in restructuring costs, respectively

7 Engineered Systems  Solid organic revenue growth, partially offset by impact of FX – 8% organic growth in Printing & Identification reflects strong digital printing markets and solid NA marking and coding markets – Industrial’s organic growth of 1% was led by Environmental Solutions  Adjusted margin of 15.7% reflects the impact of a business consolidation, offset by the benefits of completed restructuring  Bookings decline primarily reflects impact of FX, up 1% organically  Book-to-bill of 1.02 7 Q4 2015 Q4 2014 % Change Revenue $597 $592 1% Earnings $ 89 $ 93 -4% Margin 14.9% 15.7% -80 bps Adj. Earnings* $ 94 $ 97 -3% Adj. Margin* 15.7% 16.4% -70 bps Bookings $608 $623 -2% Revenue by End-Market % of Q4 Revenue Y / Y Growth Printing & Identification 43% 3% Industrial 57% -1% $ in millions * Q4 2015 and Q4 2014 earnings adjusted for $5M and $4M in restructuring costs, respectively

8 Fluids  Revenue decline driven by oil & gas related exposure, project timing and FX: – Solid fluid transfer businesses up 1% organically – Pumps reflects oil & gas market weakness  Improved margin reflects strong execution and positive business mix  Margin adjusted for acquisitions and related purchase accounting and deal costs was 19.3%  Bookings decline primarily related to reduced year-end capex activity, and the impact of oil & gas exposure in our pump markets  Book-to-bill at 0.90 8 Q4 2015 Q4 2014 % Change Revenue $356 $377 -6% Earnings $ 62 $ 63 -1% Margin 17.6% 16.7% 90 bps Bookings $321 $346 -7% Revenue by End-Market % of Q4 Revenue Y / Y Growth Pumps 44% -8% Fluid Transfer 56% -4% $ in millions

9 Refrigeration & Food Equipment  Adjusted revenue decline primarily reflects anticipated reduced volume from a key retail refrigeration customer – Within Food Equipment, can- shaping equipment results were improved  Adjusted margin reflects the impact of lower volume, partially offset by the benefits of prior restructuring  Bookings growth primarily driven by a 20% improvement in orders from core refrigeration customers at Hillphoenix, partially offset by order timing for can-shaping equipment  Book-to-bill at 0.91 9 Q4 2015 Q4 2014 % Change Revenue $419 $459 -9% Adj. Revenue(1) $402 $433 -7% Earnings $ 43 $ 31 38% Margin 10.2% 6.7% 350 bps Adj. Earnings(2) $ 49 $ 56 -13% Adj. Margin(2) 11.7% 12.2% -50 bps Bookings $380 $368 3% Revenue by End-Market % of Q4 Revenue Y / Y Growth Refrigeration 74% -11% Food Equipment 26% -3% $ in millions (2) Q4 2015 and Q4 2014 earnings adjusted for $6M and $25M in restructuring costs, respectively (1) Adjusted for the impact of the disposition of a product line in Refrigeration & Food Equipment in Q4 2015. $17M in Q4 2015 and $26M in Q4 2014.

10 Q4 2015 Overview 10 Q4 2015 Net Interest Expense $31 million, in-line with forecast Corporate Expense $25 million, down $5 million from last year; reflects continuing cost management initiatives Effective Tax Rate (ETR) Q4 rate was 25.0%, excluding discrete tax benefits of $0.06 cents. Rate reflects the benefits from passage of the Tax Relief Extension Act Capex $43 million, generally in-line with expectations Share Repurchases No activity

11 FY 2016 Guidance  Revenue – Adjusted organic revenue(1): (4%) – (1%) – Completed acquisitions: ≈ 7% – FX impact: (2%) – Total revenue: 1% - 4%  Corporate expense: ≈ $120 million  Interest expense: ≈ $128 million  Full-year tax rate: ≈ 28%  Capital expenditures: ≈ 2.3% of revenue  FY free cash flow: ≈ 11% of revenue 2016 adjusted organic growth rate Energy (14% - 11%) Engineered Systems 1% - 3% (1) Fluids (1%) - 2% Refrigeration & Food Equipment 2% - 4% (1) Total organic (4% - 1%) (1) Acquisitions ≈ 7% (2) FX Impact (2%) Total revenue 1% - 4% (2) Reflects completed acquisitions (1) Adjusted for the impact of Q4 2015 disposition in Refrigeration & Food Equipment and a pending disposition in Engineered Systems. On an un- adjusted basis, expected 2016 organic growth is (4%) – (2%) in Refrigeration & Food Equipment, (3%) – (1%) in Engineered Systems, and (7%) – (4%) for total Dover

12 2016F EPS Guidance – Bridge  2015 EPS – Continuing Ops (GAAP) $ 3.74 – Less 2015 tax items(1): (0.11) – Less dispositions(2): (0.08)  2015 Adjusted EPS $ 3.55 – Net restructuring(3): 0.15 - 0.17 – Performance including restructuring benefits(4): 0.26 - 0.40 – Compensation & investment: (0.28 - 0.26) – Acquisitions(5): ≈ 0.18 – Shares(6): ≈ 0.08 – Interest / Corp. / Tax rate / Other (net): (0.09 - 0.07)  2016F EPS – Continuing Ops $3.85 - $4.05 (1) $0.05 in Q3 2015 and $0.06 in Q4 2015 (5) Deals completed (6) Based on carryover benefit from 2015 share repurchase activity (3) Includes restructuring costs of $0.25 in FY 2015 and approximately $0.08 - $0.10 in FY 2016 (4) Includes restructuring benefits of $0.23- $0.24 (2) Reflecting the Q4 2015 disposition of a product line in Refrigeration & Food Equipment and the pending disposition of a business in Engineered Systems